Investor Presentation Q1 2025 SPEAKERS: McKeel Hagerty | Chief Executive Officer and Chairman Patrick McClymont | Chief Financial Officer

HAGERTY Q1 2025 | 2 FORWARD LOOKING STATEMENTS / NON-GAAP FINANCIAL MEASURES This presentation contains statements that constitute “forward-looking statements” within the meaning of the federal securities laws. All statements we provide, other than statements of historical fact, are forward-looking statements, including those regarding our future operating results and financial position, our business strategy and plans, products, services, and technology implementations, market conditions, growth and trends, expansion plans and opportunities, and our objectives for future operations. The words “anticipate,” “believe,” “envision,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “ongoing,” “contemplate,” and similar expressions, and the negatives of these expressions, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations about future events, which may not materialize. Actual results could differ materially and adversely from those anticipated or implied in our forward- looking statements. These factors include, among other things, our ability to: (i) compete effectively within our industry and attract and retain our insurance policyholders and paid Hagerty Drivers Club (“HDC”) subscribers; (ii) maintain key strategic relationships with our insurance distribution and underwriting carrier partners; (iii) prevent, monitor, and detect fraudulent activity; (iv) manage risks associated with disruptions, interruptions, outages or other issues with our technology platforms or our use of third-party services; (v) accelerate the adoption of our membership and marketplace products and services, as well as any new insurance programs and products we offer; (vi) manage the cyclical nature of the insurance business, including through any periods of recession, economic downturn or inflation; (vii) address unexpected increases in the frequency or severity of claims; and (viii) comply with the numerous laws and regulations applicable to our business, including state, federal and foreign laws relating to insurance and rate increases, privacy, the internet, and accounting matters. You should not rely on forward-looking statements as predictions of future events. We operate in a very competitive and rapidly changing environment and new risks emerge from time to time. The forward- looking statements in this presentation represent our views as of the date hereof. This presentation should be read in conjunction with the information included in our filings with the SEC and press releases. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods. In addition, this presentation contains certain “non-GAAP financial measures”. The non-GAAP measures are presented for supplemental informational purposes only. These financial measures are not recognized measures under GAAP and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Reconciliations to the most directly comparable financial measure calculated and presented in accordance with GAAP are provided in the appendix to this presentation. ON THE COVER: 2007 Lamborghini Gallardo PHOTOGRAPHER: CAMERON NEVEU

HAGERTY Q1 2025 | 3 Q1 2025 Highlights TOTAL REVENUE GROWTH OF 18% TO $320 MILLION 1. Commission and Fee growth of 13% 2. Written Premium growth of 12% » Added 55,000 new members in the quarter 3. Membership, Marketplace and Other revenue growth of 60% » Marketplace growth of 176%, primarily due to a higher level of inventory sales, including cars sold in February 2025 from the Academy of Art University Collection SIGNIFICANTLY IMPROVED PROFITABILITY 1. Operating Income $26 million (+110%) » Improved operating margin by 360 bps 2. Net Income1 of $27 million compared to $8 million (+233%) 3. Adjusted EBITDA2 of $40 million compared to $27 million (+45%) ENTERED INTO A $375 MILLION UNSECURED CREDIT AGREEMENT 1. Added BMO to the upsized facility with lower borrowing costs and a March 2030 maturity 1 Net Income in the prior year includes a $6 million loss as a result of the change in fair value and settlement of our warrant liabilities. 2 See Appendix for additional information regarding this non-GAAP financial measure. 1973 Porsche 911 Carrera RS 2.7 followed by a 1973 Pontiac Firebird Trans Am SD-455. PHOTOGRAPHER: JAMES LIPMAN

2025 Priorities Investing to double Hagerty’s policies in force to 3.0 million by 2030 FASTER, SMARTER, MORE INTEGRATED: » Insurance growth with State Farm rollout and launch of Enthusiast Plus » Integrated membership with authentic delivery of products and services » Marketplace global expansion in live and digital auctions to help members buy and sell the cars they love » Operational excellence by delivering great experiences more efficiently as we drive margins higher » Technology integration and speed as we transition to cloud native, scalable architecture » Cultural excellence by engaging best in class teams to service all stakeholders HAGERTY Q1 2025 | 4 → Reverie event at The Amelia. PHOTOGRAPHER: KAYLA KEENAN

HAGERTY Q1 2025 | 5 Investing in Growth and Efficiency Began the process of identifying challenges and risks of aging IT infrastructure in 2023 Current technology stack: » Impacts operational efficiency, resulting in a high cost to serve » Prevents scalability that is needed to efficiently double our policy count to 3.0 million by 2030 New insurance IT platform, Duck Creek, should improve the member experience, enhance security, and lower marginal operating costs » Offer more self-serve functionality » Allow for more modern rating architecture with greater segmentation » Free up tech resources to develop differentiators for Hagerty Near-term redundant systems result in higher than normal operating and software expenses TECHNOLOGY SPEND SHOULD BEGIN TO MODERATE AS A PERCENTAGE OF REVENUE IN 2026 2025 technology investments tracking on-time and on-budget* Reverie event at The Amelia. PHOTOGRAPHER: KAYLA KEENAN *Elevated technology investments of ~$20 million in 2025

HAGERTY Q1 2025 | 6 360 bps improvement in operating margin $320M +18% +$14M +$19M +12% +$12M $244M 89.0% $26M $40M $27M $0.07 FIRST QUARTER 2025 Financial Highlights 1 Full year Loss Ratio includes a $10 million impact from the Southern California wildfires. 2 Hagerty Re’s Combined Ratio is the ratio of (i) Hagerty Re’s losses, loss adjustment expenses, and underwriting expenses to (ii) its earned premium. 3 See Appendix for additional information regarding this non-GAAP measure. 82 42.0% Loss Ratio1 88.5% Combined Ratio2 Adjusted EBITDA3

HAGERTY Q1 2025 | 7 $272 $320 $50 $100 $152 $89 $31 $169 13% 60% 12% Growth Q1 2024 Q1 2025 18% growth TOTAL REVENUE FIRST QUARTER 2025 HIGHLIGHTS Commission + Fee revenue (+13%) » Written premium growth 12% » Policies in Force retention of 89.0% Membership, Marketplace + Other revenue (+60%) » Membership revenue growth of 14% » Marketplace delivered $29 million in revenue Earned premium in Hagerty Re (+12%) » Contractual quota share2 is ~80% Revenue Components 1 Includes base commissions, payment plan fees and contingent underwriting commissions. 2 Currently applies to our U.S. program. Generally described as an arrangement where underwriting risk and profit is shared proportionately.

HAGERTY Q1 2025 | 8 $(15) $8 $7 $27 $27 $40 $(15) $8 $7 $27 $27 $40 Q1 2023 Q1 2023Q1 2024 Q1 2024Q1 2025 Q1 2025 Delivering sustained profit growth First Quarter Earnings Analysis FIRST QUARTER NET INCOME1 FIRST QUARTER ADJUSTED EBITDA2 1 Q1 2023 Net Loss includes a $1 million loss as a result of an increase in the fair value of our warrant liabilities and Q1 2024 Net Income includes a $6 million loss as a result of the change in fair value of our warrant liabilities. 2 See Appendix for additional information regarding this non-GAAP financial measure. First Quarter 2025 Adjusted EBITDA of $40 million

HAGERTY Q1 2025 | 9 IN THOUSANDS 2024 RESULTS 2025 OUTLOOK ($) 2025 OUTLOOK (%) LOW END HIGH END LOW END HIGH END Total Written Premium $1,044,492 $1,180,000 $1,191,000 13% 14% Total Revenue $1,200,038 $1,344,000 $1,356,000 12% 13% Net Income1 $78,303 $102,000 $110,000 30% 40% Adjusted EBITDA2 $124,473 $150,000 $160,000 21% 29% 1 Profit outlook includes an estimated $10 million of pre-tax losses from the Southern California wildfires, as well as the $20 million of elevated technology spend as the Company re-platforms from its legacy system to Duck Creek. Fully diluted share count of approximately 360 million shares including Class A Common Stock, Class V Common Stock, Series A Convertible Preferred Stock, and share-based compensation awards. 2 See Appendix for additional information regarding this non-GAAP financial measure. Sustained growth and margin expansion Reaffirmed 2025 Outlook → 1984 BMW 325e and 1979 Toyota Land Cruiser PHOTOGRAPHER: NICK BERARD

HAGERTY Q1 2025 | 11 WRITTEN PREMIUM GROWTH FUELED BY NEW MEMBERS Strong and Growing New Business Count* 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E 0 50000 100000 150000 200000 250000 300000 350000 400000 450000 *New business count is expected to accelerate with State Farm Classic Plus conversion

HAGERTY Q1 2025 | 12 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0 100 200 300 400 500 600 PROVEN TRACK RECORD OF PROFITABLE LONG-TERM GROWTH Hagerty U.S. Auto - CAGR 15% Industry Top 100 - CAGR 6% Hagerty Loss Ratio - average = 39% Industry Loss Ratio - average = 68% HAGERTY U.S. AUTO PREMIUM GROWTH VS. INDUSTRY TOP 100 HAGERTY U.S. AUTO LOSS PERFORMANCE VS. INDUSTRY TOP 100 Source: Hagerty Internal Data, S&P Global Market Intelligence (2024). To ta l P er ce nt ag e G ro w th To ta l L os s Pe rf or m an ce 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 20 30 40 50 60 70 80 90

HAGERTY Q1 2025 | 13 HISTORICAL WRITTEN PREMIUM GROWTH 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0 200 400 600 800 1,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 —% 3% 5% 8% 10% 13% 15% 18% 20% Durable mid-teens growth TOTAL U.S. AUTO WRITTEN PREMIUM U.S. AUTO WRITTEN PREMIUM ANNUAL GROWTH

HAGERTY Q1 2025 | 14 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 ~14% ~2% Pre 1981 Vehicle Count Type Total Market (cars, mm) Collectible Vehicles by CohortHagerty Penetration and U.S. Auto Insured Vehicle Count Hagerty Penetration Pre 1981 Vehicles 11.1 14.0% Post 1980 Vehicles 36.7 1.9% Total 47.8 4.7% Post 1980 Vehicle Count MARKET LEADING POSITION WITH SIGNIFICANT PENETRATION OPPORTUNITY

HAGERTY Q1 2025 | 15 REVENUE COMPONENTS BY QUARTER $ IN MILLIONS 117 127 140 147 152 158 166 168 169 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 75 110 103 78 89 129 116 89 100 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 27 24 33 20 31 27 42 34 50 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 COMMISSION + FEE REVENUE1 EARNED PREMIUM IN HAGERTY RE MEMBERSHIP, MARKETPLACE + OTHER REVENUE 1 Includes base commissions, payment plan fees and contingent underwriting commissions.

RECONCILIATION OF NON-GAAP METRICS

Net Income to Adjusted EBITDA

IN THOUSANDS	Q1 2024	Q2 2024 - Q4 2024	Q1 2025	TTM
Net income	**$8,199**	**$70,104**	**$27,293**	**$97,397**
Interest and other (income) expense[1, 2]	(7,244)	(28,564)	(7,054)	(35,618)
Income tax expense	5,129	10,250	5,489	15,739
Depreciation and amortization	10,560	28,345	9,488	37,833
EBITDA	**16,644**	**80,135**	**35,216**	**115,351**
Loss related to warrant liabilities, net	6,140	2,404	—	2,404
Share-based compensation expense	4,543	12,814	4,392	17,206
Gains, losses, and impairments related to divestitures	—	(87)	—	(87)
Other unusual items[3]	—	1,880	—	1,880
Adjusted EBITDA	**$27,327**	**$97,146**	**$39,608**	**$136,754**

[1] Excludes interest expense related to the BAC Credit Facility, which is recorded within "Sales expense" in the Condensed Consolidated Statements of Operations.

[2] Includes interest income and net investment income related to our investment portfolio.

[3] Other unusual items includes professional fees associated with the warrant exchange, as well as certain material severance expenses for the year ended December 31, 2024.

Adjusted EBITDA

We define Adjusted EBITDA as consolidated Net income, excluding net interest and other income (expense), income tax expense, and depreciation and amortization, further adjusted to exclude (i) net gains and losses related to our warrant liabilities prior to the Warrant Exchange; (ii) share-based compensation expense; and when applicable, (iii) restructuring, impairment and related charges; (iv) gains, losses and impairments related to divestitures; and (v) certain other unusual items.

We present Adjusted EBITDA because we consider it to be an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. We use Adjusted EBITDA as a measure of the operating performance of our business on a consistent basis, as it removes the impact of items not directly resulting from our core operations.

By providing this non-GAAP financial measure, together with a reconciliation to Net income, which is the most comparable GAAP measure, we believe we are enhancing investors' understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. However, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as an alternative to, or a substitute for Net income or other financial statement data presented in our Condensed Consolidated Financial Statements as indicators of financial performance. Our definition of Adjusted EBITDA may be different than similarly titled measures used by other companies in our industry, which could reduce the usefulness of this non-GAAP financial measure when comparing our performance to that of other companies.

HAGERTY Q1 2025 | 16

RECONCILIATION OF NON-GAAP METRICS

Basic Earnings Per Share to Adjusted Earnings Per Share

IN THOUSANDS (EXCEPT PER SHARE AMOUNTS)	Q1 2025	Q1 2024
Numerator:		
Net income (loss) available to Class A Common Stockholders [1]	$6,041	($3,189)
Accretion of Series A Convertible Preferred Stock	1,875	1,838
Undistributed earnings allocated to Series A Convertible Preferred Stock	455	—
Net income attributable to non-controlling interest	18,922	9,550
Consolidated net income	27,293	8,199
Loss related to warrant liabilities, net	—	6,140
Adjusted consolidated net income (loss) [2]	$27,293	$14,339
Denominator:		
Weighted average shares of Class A Common Stock outstanding [1]	90,047	84,656
Total potentially dilutive securities outstanding:		
Non-controlling interest THG units	255,154	255,499
Series A Convertible Preferred Stock, on an as-converted basis	6,785	6,785
Total unissued share-based compensation awards	7,935	8,256
Total warrants outstanding	—	19,484
Potentially dilutive shares outstanding	269,874	290,024
Fully dilutive shares outstanding [2]	359,921	374,680
Basic Earnings (Loss) per Share [1]	$0.07	($0.04)
Adjusted Earnings (Loss) per Share [2]	$0.08	$0.04

[1] Numerator and Denominator of the GAAP measure Basic EPS

[2] Numerator and Denominator of the non-GAAP measure Adjusted EPS

Adjusted EPS

We define Adjusted Earnings Per Share ("Adjusted EPS") as consolidated Net income, excluding net gains and losses related to our warrant liabilities prior to the Warrant Exchange, divided by our outstanding and total potentially dilutive securities, which includes (i) the weighted average issued and outstanding shares of Class A Common Stock; (ii) all issued and outstanding non-controlling interest units of THG; (iii) all issued and outstanding shares of our Series A Convertible Preferred Stock on an as-converted basis; (iv) all unissued share-based compensation awards; and (v) all unexercised warrants outstanding prior to the Warrant Exchange.

The most directly comparable GAAP measure to Adjusted EPS is basic earnings per share ("Basic EPS"), which is calculated as Net income (loss) available to Class A Common Stockholders divided by the weighted average number of Class A Common Stock shares outstanding during the period.

We present Adjusted EPS because we consider it to be an important supplemental measure of our operating performance and believe it is used by securities analysts, investors and other interested parties in evaluating the consolidated performance of other companies in our industry. We also believe that Adjusted EPS, which compares our consolidated Net income with our outstanding and potentially dilutive shares, provides useful information to investors regarding our performance on a fully consolidated basis.

HAGERTY Q1 2025 | 17

HAGERTY Q1 2025 | 18 IN THOUSANDS 2025 Low 2025 High Net income $102,000 $110,000 Interest and other (income) expense1, 2 (32,000) (32,000) Income tax expense 21,000 23,000 Depreciation and amortization 39,000 39,000 Share-based compensation expense 20,000 20,000 Adjusted EBITDA $150,000 $160,000 Net Income to Adjusted EBITDA RECONCILIATION OF NON-GAAP METRICS | REAFFIRMED 2025 OUTLOOK 1 Excludes interest expense related to the BAC Credit Facility, which is recorded within “Sales expense” in the Condensed Consolidated Statements of Operations. 2 Includes interest income and net investment income related to our investment portfolio. Adjusted EBITDA We define Adjusted EBITDA as consolidated Net income, excluding net interest and other income (expense), income tax expense, and depreciation and amortization, further adjusted to exclude (i) net gains and losses related to our warrant liabilities prior to the Warrant Exchange; (ii) share-based compensation expense; and when applicable, (iii) restructuring, impairment and related charges; (iv) gains, losses and impairments related to divestitures; and (v) certain other unusual items. We present Adjusted EBITDA because we consider it to be an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. We use Adjusted EBITDA as a measure of the operating performance of our business on a consistent basis, as it removes the impact of items not directly resulting from our core operations. By providing this non-GAAP financial measure, together with a reconciliation to Net income, which is the most comparable GAAP measure, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. However, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as an alternative to, or a substitute for Net income or other financial statement data presented in our Condensed Consolidated Financial Statements as indicators of financial performance. Our definition of Adjusted EBITDA may be different than similarly titled measures used by other companies in our industry, which could reduce the usefulness of this non-GAAP financial measure when comparing our performance to that of other companies.